GOODWILL AND INTANGIBLE ASSETS	12 Months Ended
Dec. 31, 2013
GOODWILL AND INTANGIBLE ASSETS [Abstract]
GOODWILL AND INTANGIBLE ASSETS
NOTE 9 -           GOODWILL AND INTANGIBLE ASSETS

a.	Intangible assets:

	December 31,
	2013	2012
License for service center
Cost	$2,050	$2,050
Accumulated amortization and impairment charges	(2,050)	(2,050)
Amortized cost	$-	$-

Amortization expenses amounted to $539 for the year ended December 31, 2011 (amortization expenses do not include impairment charges).

For the year ended December 31, 2011, due to decrease in the anticipated profit margins the Company recorded an impairment charge for its intangible assets in the total amount of $1,398, under cost of revenues. This amount is comprised of impairment charge in the amount of $1,100 (the entire asset was written off) in connection with the "Authorized service center" intangible asset at the MRO services for Aviation Components operating segment and $298 (the entire asset was written off) in connection with the 'Customer Relations' intangible asset at its OEM of Electric Motion Systems operating segment (see also note 6(2)).

b.	Impairment Assessments

During the quarter ended June 30, 2012, management believed that there were indicators of impairment of goodwill in its OEM of Electric Motion System reporting unit as of June 30, 2012, primarily due to a decline in future forecasted sales levels and profitability margins resulting from the continued weakness in the defense industry. Accordingly, the Company performed an impairment test of goodwill for this reporting unit, with the assistance of a third party valuation firm. Based on the results of this test, the Company determined that the entire balance of goodwill included in this reporting unit was impaired and recorded an impairment charge of $1,015.

The Company determined the fair value of the OEM of Electric Motion Systems reporting unit using the discounted cash flows method. The material assumptions used for 2012 annual test were five years of projected net cash flows (in accordance with the Company's budget), a discount rate of 17.72% and a long-term growth rate of 2.0%. The Company considered historical rates and current market conditions when determining the discount and growth rates to use in its analyses.

During the year ended December 31, 2011, the Company determined under the first step of its annual test that the fair value of the OEM of Electric Motion Systems reporting unit is greater than its carrying amount. Based on the results of this test the Company determined that the goodwill related to the said reporting unit was not impaired.

In 2011, the fair value of the OEM of Electric Motion Systems reporting unit exceeded its carrying value by approximately $100, or 1.1% and thus was at risk of failing step one of the goodwill impairment test, and was therefore at risk of a future impairment in the event of unfavorable changes in the forecasted cash flows or the key assumptions used in the analysis, including the weighted average cost of capital (discount rate) and growth rates utilized in the discounted cash flow analysis.

The Company determined the fair value of the OEM of Electric Motion Systems reporting unit using the discounted cash flows method. The material assumptions used for 2011 annual test were three years of projected net cash flows (in accordance with the Company's budget), a discount rate of 18% and a long-term growth rate of 1.95%. The Company considered historical rates and current market conditions when determining the discount and growth rates to use in its analyses.